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                                                                   EXHIBIT 10.18


                       FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 27, 2001, by and between THE KEITH COMPANIES, INC., a California corporation, HEA ACQUISTION, INC., a California corporation, (individually and collectively "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of September 1, 1999, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1. Section 6.1.(h) is hereby deleted in its entirety, and the following substituted therefor:

           "(h) Aram Keith shall not for any reason own less than an aggregate of eighteen percent (18%) of the common stock of Borrower."

     2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this- Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     3. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


WELLS FARGO BANK,


THE KEITH COMPANIES, INC.                         NATIONAL ASSOCIATION

By: /s/ Gary Campanaro                            By: /s/ Stephanie Juneau
    --------------------------------                  --------------------------
Title:  CFO                                       Title:  Vice President


HEA ACQUISITION, INC.

By: /s/ Gary Campanaro
    -------------------------------
Title:  CFO